Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) dated as of November 25, 2024, is made by and among DT Midstream, Inc., a Delaware corporation (the “Borrower”), BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”), and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders and L/C Issuers from time to time party thereto are party to that certain Credit Agreement dated as of June 10, 2021 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended pursuant to this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto also desire to make the amendments to the Existing Credit Agreement as described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

Article I. — Definitions and References

§ 1.1    Terms Defined in the Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

Article II. — Amendment to Existing Credit Agreement

§ 2.1.    Effective as of the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)       Section 1.01 of the Existing Credit Agreement is amended by inserting the following terms in the appropriate alphabetical order:

““Customary Bridge Loans” means customary bridge loans with a maturity date of no longer than one year incurred in connection with Permitted Acquisitions or other Investments or transactions permitted pursuant to this Agreement (for the avoidance of doubt including, without limitation, the Project Pony Bridge Facility).”

““Project Pony Bridge Facility” means that certain senior secured bridge facility (and the loans thereunder), in a principal amount of up to $700,000,000, as described in that certain Commitment Letter, dated as of November 19, 2024, by and between Barclays Bank PLC and the Borrower, relating to financing the acquisition by the Borrower, directly or indirectly, of all issued and outstanding Equity Interests in Guardian Pipeline, L.L.C., a Delaware limited liability company, Midwestern Gas Transmission Company, a Delaware corporation, and Viking Gas Transmission Company, a Delaware corporation.”

(b)       Section 6.01(I)(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(c)        Indebtedness of the Borrower in respect of one or more series of senior secured term loans or notes (whether issued in a public offering, under Rule 144A of the Securities Act or in another private placement or otherwise), junior secured or unsecured “mezzanine” loans or notes or senior unsecured or subordinated loans or notes, or any bridge facility loans (including Customary Bridge Loans), in each case, pursuant to an indenture, interim agreement, loan agreement, credit agreement, note purchase agreement or otherwise and any Permitted Refinancing Indebtedness in respect thereof (the “Incremental Equivalent Debt”); provided that (i) any such Incremental Equivalent Debt that is secured shall not be secured by any property or assets of the Borrower or any of its Subsidiaries other than the Collateral, (ii) subject to the Permitted Earlier Maturity Exception, and excluding any issuance of Customary Bridge Loans, the Weighted Average Life to Maturity applicable to any Incremental Equivalent Debt shall be equal to or greater than the Weighted Average Life to Maturity of the Initial Term Loans (without giving effect to any prepayments (other than amortization)), (iii) subject to the Permitted Earlier Maturity Exception, and excluding any issuance of Customary Bridge Loans, in the case of Incremental Equivalent Debt that is secured by Liens that rank pari passu with the Liens securing the Obligations under the Initial Facilities (“First Lien Incremental Equivalent Debt”), such Incremental Equivalent Debt shall have a maturity date that is no earlier than the Final Maturity Date of the Initial Term Facility at the time such Indebtedness is incurred, and in the case of Incremental Equivalent Debt that is secured on a junior lien basis with the Initial Facilities or is unsecured, such Incremental Equivalent Debt shall have a maturity date that is at least ninety-one (91) days after the Final Maturity Date of the Initial Term Facility at the time such Indebtedness is incurred, (iv) the aggregate outstanding principal amount of all Incremental Equivalent Debt incurred in accordance with this Section 6.01(I)(c), together with the aggregate principal amount of all Incremental Commitments and Incremental Loans shall not exceed the Incremental Availability Amount, (v) the terms (other than pricing terms, interest rate margins, Term SOFR Reference Rate or ABR floors, discounts, premiums, fees and prepayment or redemption terms and provisions) of such Incremental Equivalent Debt shall not be materially more restrictive, when taken as a whole, on the Borrower and its Subsidiaries than the terms of the Initial Facilities (except for terms (A) applying after the Final Maturity Date of the Initial Term Facility or (B) that are added for the benefit of the Lenders), (vi) such Incremental Equivalent Debt shall not be guaranteed by any Person who is not, or will not then be a Guarantor, (vii) such Incremental Equivalent Debt shall rank pari passu or junior in right of payment and of security with the Initial Facilities or may be unsecured (and, to the extent such Incremental Equivalent Debt is secured on a pari passu basis with the Initial Facilities, such Incremental Equivalent Debt shall be subject to the Intercreditor Agreement,

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and, to the extent such Incremental Equivalent Debt is secured by Liens that rank junior in priority to the Liens securing the Obligations under the Initial Facilities, such Incremental Equivalent Debt shall be subject to the Junior Lien Intercreditor Agreement and, to the extent such Incremental Equivalent Debt is subordinated in right of payment to the Obligations under the Initial Facilities, such Incremental Equivalent Debt shall be subject to a subordination agreement reasonably satisfactory to the Administrative Agent), (viii) in the case of First Lien Incremental Equivalent Debt in the form of term loans, the incurrence of such First Lien Incremental Equivalent Debt shall be subject to the MFN Protection in favor of the Initial Term Loans hereunder as if such Indebtedness were an Incremental Term Loan, (ix) such Incremental Equivalent Debt (other than Customary Bridge Loans) shall not have any mandatory prepayment or redemption features (other than customary asset sale events, insurance and condemnation proceeds events, change of control offers or Events of Default and, in the case of Incremental Loans, excess cash flow sweeps) that could result in prepayment or redemption of such Incremental Equivalent Debt prior to the Final Maturity Date of the Initial Term Facility and (x) subject to clauses (ii), (iii), (viii) and (ix) above, the amortization, pricing, rate floors, discounts, fees, premiums and optional prepayment and redemptions provisions applicable to such Incremental Equivalent Debt shall be determined by the Borrower and the holders of such Incremental Equivalent Debt.”

(c)       Section 6.01(I)(i) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(i) other Indebtedness of the Borrower or any Restricted Subsidiary and any Permitted Refinancing Indebtedness in respect thereof so long as, (i) no Default or Event of Default exists at the time such Indebtedness is incurred, (ii) in the case of Indebtedness (other than Customary Bridge Loans) that is secured by Liens that rank pari passu with the Liens securing the Obligations under the Initial Facilities, such Indebtedness shall have a maturity date that is no earlier than the Final Maturity Date of the Initial Term Facility at the time such Indebtedness is incurred, (iii) in the case of Indebtedness that is secured on a junior lien basis with the Initial Facilities or is unsecured or secured by assets of non-Loan Parties, such Indebtedness shall have a maturity date that is at least ninety-one (91) days after the Final Maturity Date of the Initial Term Facility at the time such Indebtedness is incurred, (iv) the Weighted Average Life to Maturity applicable to any such Indebtedness (other than Customary Bridge Loans) shall be equal to or greater than the Weighted Average Life to Maturity of the Initial Term Loans (without giving effect to any prepayments (other than amortization)), (v) the terms (other than pricing terms, interest rate margins, Term SOFR Reference Rate floors or ABR floors, discounts, premiums, fees and prepayment or redemption terms and provisions) of such Indebtedness shall not be more restrictive, when taken as a whole, on the Borrower and its Subsidiaries than the terms of the Facilities (except for terms (A) applying after the Final Maturity Date of the Initial Term Facility or (B) that are added for the benefit of the Lenders), (vi) if such Indebtedness is incurred by a Loan Party, such Indebtedness shall not be guaranteed by any Person who is not, or will not then be a Guarantor and such Indebtedness shall not be secured by any Property not constituting Collateral,

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(vii) in the case of such Indebtedness in the form of term loans that are secured on a pari passu basis with the Initial Facilities, the incurrence of such Indebtedness shall be subject to the MFN Protection in favor of the Initial Term Loans hereunder as if such Indebtedness were an Incremental Term Loan, (viii) immediately after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, and the Borrower would be in pro forma compliance with the Financial Performance Covenants, (ix) such Indebtedness (other than Customary Bridge Loans) shall not have any mandatory prepayment or redemption features (other than customary asset sale events, insurance and condemnation proceeds events, change of control offers or Events of Default and, in the case of loans, excess cash flow sweeps) that could result in prepayment or redemption of such Indebtedness prior to the Final Maturity Date of the Initial Term Facility and (x) in the case of (A) any Indebtedness that is secured on a pari passu basis with the Initial Facilities, the First Lien Net Leverage Ratio, determined on a Pro Forma Basis for the most recently ended Test Period for which financial statements of the Borrower have been delivered pursuant to Section 5.04, does not exceed 3.25:1.00, (B) in the case of any Indebtedness that is secured on a junior lien basis to the Initial Facilities, the Secured Net Leverage Ratio, determined on a Pro Forma Basis for the most recently ended Test Period for which financial statements of the Borrower have been delivered pursuant to Section 5.04, does not exceed 3.50:1.00 and (C) in the case of any Indebtedness that is unsecured, the Fixed Charge Coverage Ratio, determined on a Pro Forma Basis for the most recently ended Test Period for which financial statements of the Borrower have been delivered pursuant to Section 5.04, is greater than 2.00:1.00 (provided that for purposes of the forgoing incurrence test, it is understood and agreed that (1) the proceeds of the applicable Indebtedness shall not be netted against the applicable Indebtedness included in the calculation of the First Lien Net Leverage Ratio or Secured Net Leverage Ratio, as applicable and (2) such calculation shall assume all available commitments with respect to such Indebtedness, if applicable, are fully drawn at the time of incurrence); provided that (x) to the extent such Indebtedness is secured on a pari passu basis with the Initial Facilities, such Indebtedness shall be subject to the Intercreditor Agreement, and, to the extent such Indebtedness is secured by Liens that rank junior in priority to the Liens securing the Obligations under the Initial Facilities, such Indebtedness shall be subject to the Junior Lien Intercreditor Agreement and, (y) to the extent such Indebtedness is subordinated in right of payment to the Obligations under the Initial Facilities, such Indebtedness shall be subject to a subordination agreement reasonably satisfactory to the Administrative Agent; provided, further, that Indebtedness of non-Guarantors that is incurred under this Section 6.01(I)(i) shall not exceed an aggregate principal amount equal to the greater of (x) $75,000,000 and (y) 10% of LTM EBITDA.”

Article III. — Conditions of Effectiveness

§ 3.1    Amendment No. 3 Effective Date. This Amendment shall become effective as of the date first written above (the “Amendment No. 3 Effective Date”), upon the satisfaction of the following conditions:

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(a)       the Administrative Agent’s receipt of a duly executed counterpart of this Amendment from each Loan Party and the Lenders party hereto (which shall constitute at least the Required Lenders) signed on behalf of such party;

(b)       immediately prior to, and immediately after giving effect to, the occurrence of the Amendment No. 3 Effective Date, no Default or Event of Default shall exist and be continuing; and

(c)       the representations and warranties of each Loan Party contained in Article III of the Credit Agreement or any other Loan Document shall be true and correct in all material respects as of the Amendment No. 3 Effective Date; provided, that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any such qualification therein) in all respects on such respective dates.

Article IV. — Representations and Warranties

§ 4.1    Representations and Warranties of the Borrower. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each Lender that:

(a)       the representations and warranties of each Loan Party contained in Article III of the Credit Agreement or any other Loan Document are true and correct in all material respects as of the Amendment No. 3 Effective Date; provided, that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any such qualification therein) in all respects on such respective dates; and

(b)       immediately prior to, and immediately after giving effect to, the occurrence of the Amendment No. 3 Effective Date, no Default or Event of Default has occurred and is continuing.

Article V. — Miscellaneous

§ 5.1    Ratification of Agreements. The Existing Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects. Any reference to the Existing Credit Agreement in any Loan Document shall be deemed to refer to the Credit Agreement. Upon and after the effectiveness of any of the provisions hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by such provisions hereof. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any L/C Issuer under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

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§ 5.2    Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including all reasonable fees, charges and disbursements of counsel to the Administrative Agent, in each case, as and to the extent set forth in Section 9.05(a) of the Credit Agreement.

§ 5.3    Loan Document. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.4    GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

§ 5.5    Waiver of Jury Trial; Jurisdiction; Consent to Service of Process. Section 9.11 (Waiver of Jury Trial) and Section 9.15 (Jurisdiction; Consent to Service of Process) of the Credit Agreement are hereby incorporated by reference in their entirety, mutatis mutandis.

§ 5.6    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

§ 5.7    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

DT MIDSTREAM, INC., as Borrower

By:	/s/ Jeffrey Jewell
Name:	Jeffrey Jewell
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

BARCLAYS BANK, PLC, as Administrative Agent and a Lender

By:	/s/ SAM YOO
Name:	SAM YOO
Title:	MANAGING DIRECTOR

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Director

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Todd J Mogil
Name:	Todd J Mogil
Title:	Vice President

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

JPMORGAN CHASE BANK N.A., as a Lender

By:	/s/ Hadrien Chain
Name:	Hadrien Chain
Title:	Vice President

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jessica Molinar
Name:	Jessica Molinar
Title:	Assistant Vice President

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Jonathan Schwartz
Name:	Jonathan Schwartz
Title:	Authorized Signatory

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

Wells Fargo Bank, N.A.,
as a Lender

By:	/s/ Emily Board
Name:	Emily Board
Title:	Vice President

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

CoBank, ACB
as a Lender

By:	/s/ Kelli Cholas
Name:	Kelli Cholas
Title:	Assistant Corporate Secretary

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Managing Director

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Alex Franks
Name:	Alex Franks
Title:	Director

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

TRUIST BANK, as a Lender

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Director

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew A. Turner
Name:	Matthew A. Turner
Title:	Senior Vice President

[Signature Page to
DT Midstream Amendment No. 3 to Credit Agreement]